UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

COREL CORPORATION
 (Exact name of registrant as specified in its charter)

CANADA	000-20562	98-0407194
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Carling Avenue Ottawa, Ontario Canada	K1Z 8R7
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (613) 728-0826

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 1, 2009, Corel Corporation hosted a conference call to discuss its financial results for the fiscal quarter ended August 31, 2009. The transcript of the conference call is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this Form 8-K:

	99.1	Transcript of conference call hosted October 1, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 6, 2009

COREL CORPORATION

By:	/s/ ELEANOR LACEY

	Name:	Eleanor Lacey
	Title:	General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Transcript of conference call hosted October 1, 2009.

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